                                                                   EXHIBIT 10.53



              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                     among

                             iXL ENTERPRISES, INC.

                                      and

                      KELSO INVESTMENT ASSOCIATES V, L.P.,

                         KELSO EQUITY PARTNERS V, L.P.

                                      and

                         CERTAIN OTHER STOCKHOLDERS OF
                             iXL ENTERPRISES, INC.



                         Dated as of October 28, 1999

                                                                   EXHIBIT 10.53


              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
              --------------------------------------------------

          AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of October 28, 1999, among iXL Enterprises, Inc., a Delaware corporation (the "Company"), Kelso Investment Associates V, L.P., a Delaware limited partnership ("KIA V"), Kelso Equity Partners V, L.P., a Delaware limited partnership ("KEP V", together with KIA V, "Kelso"), and certain other stockholders of the Company listed on Exhibit A attached hereto (collectively, the "Other Stockholders"). Capitalized terms used herein without definition are defined in Section 10.

          1.  Registrations Upon Request.
              --------------------------

          1.1.  Requests.  At any time after the first anniversary hereof, the
                --------
Majority Stockholder shall have the right at any time and from time to time to request that the Company effect the registration under the Securities Act of any of the Registrable Securities of the Majority Stockholder, each such request to specify the intended method or methods of disposition thereof. Upon any request by the Majority Stockholder pursuant to this Section 1.1, the Company will promptly, but in any event within 15 days, give written notice of such request to all holders of Registrable Securities and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

          (i) the Registrable Securities which the Company has been so requested to register by the Majority Stockholder, and

          (ii) all other Registrable Securities which the Company has been requested to register by the other holders of Registrable Securities by written request given to the Company within 20 days after the giving of such written notice by the Company, all to the extent required to permit the disposition (in accordance with the Majority Stockholder's intended method or methods of disposition) of the Registrable Securities so to be registered. Notwithstanding the foregoing, but subject to the rights of holders of Registrable Securities under Section 2, (a)
                                                                             -
if the Board determines in its good faith judgment, after consultation with a firm of nationally recognized underwriters, that there will be an adverse effect on a then contemplated initial public offering of the Company's equity securities, the Company may defer the filing (but not the preparation) of the registration statement which is required to effect any registration pursuant to this Section 1.1, during the period starting with the 30th day immediately preceding the date of anticipated filing by the Company of, and ending on a date 60 days following the effective date of, the registration statement relating to such initial public offering, provided that at all times the Company is in good
                              --------
faith using all reasonable efforts to cause such registration statement to become effective.

          1.2.  Registration Statement Form.  Each registration requested
                ---------------------------
pursuant to Section 1.1 shall be effected by the filing of a registration statement on a form agreed to by the Majority Stockholder.

          1.3.  Expenses.  The Company will pay all Registration Expenses in
                --------
connection with any registrations requested under Section 1.1; provided that any
                                                               --------
seller thereunder shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law.

          1.4.  Priority in Demand Registrations.  If a registration pursuant to
                --------------------------------
this Section 1 involves an underwritten offering, and the managing underwriter (or, in the case of an offering which is not underwritten, an investment banker) shall advise the Company in writing (with a copy to each Person requesting registration of Registrable Securities) that the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without adversely affecting such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, first, the Registrable
                                                        -----
Securities of the Majority Stockholder requested to be included in such registration, together with the Registrable Securities (other than any Registrable Securities issued pursuant to a stock option plan or similar arrangement (the "Option Shares")) requested to be sold by the Other Stockholders, pro rata, among all such holders, on the basis of the number of
              --- ----
Registrable Securities (other than any Option Shares) requested to be included in such registration by such holders, second, any Option Shares, pro rata, among
                                      ------                     --- ----
such holders, on the basis of the number of such Option Shares requested to be included in such registration by such holders and third, the securities, if any,
                                                  -----
being sold by the Company. Notwithstanding the foregoing, no employee stockholder will be entitled to participate in any such registration requested by the Majority Stockholder if the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall determine in good faith that the participation of such employee stockholder would adversely affect the marketability of the securities being sold by the Majority Stockholder in such registration.

          1.5.  No Company Initiated Registration.  After receipt of notice of a
                ---------------------------------
requested registration pursuant to Section 1.1, the Company shall not initiate a registration of any of its securities for its own account until 90 days after such registration has been effected or such registration has been terminated.

          2.  Incidental Registrations.  If the Company at any time proposes to
              ------------------------
register any of its equity securities under the Securities Act (other than pursuant to Section 1 or a registration on Form S-4 or S-8 or any successor form), and the registration form to be used may be used for the registration of Registrable Securities, it will give prompt written notice to all holders of Registrable Securities of its intention to do so. Upon the written request of any such holder made within 15 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all such Registrable Securities in accordance with such intended method or methods of disposition, provided that:
                                           --------

          (a)  Intentionally omitted;

          (b) if, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall not be obligated to register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Majority Stockholder to request that a registration be effected under Section 1; and

          (c) if a registration pursuant to this Section 2 involves an underwritten offering, and the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration thereof) that the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without adversely affecting such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, first, the securities if any, being sold by the Company, and second, the
     -----                                                        ------
     Registrable Securities of Kelso requested to be included in such registration, together with the Registrable Securities (other than Option Shares) of the Other Stockholders requested to be included in such registration, pro rata, among all such holders, on the basis of the number
                   --- ----
     of Registrable Securities (other than Option Shares) requested to be included by such holders and third, Option Shares, pro rata, among such
                                  -----                 --- ----
     holders, on the basis of the number of such Option Shares requested to be included in such registration by such holders. Notwithstanding the foregoing, no employee stockholder will be entitled to participate in any such registration if the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall determine in good faith that the participation of such employee stockholder would adversely affect the marketability of the securities being sold by the Company in such registration.

          The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2, provided that each seller of Registrable Securities shall pay all Registration
--------
Expenses to the extent required to be paid by such seller under applicable law. No registration effected under this Section 2 shall relieve the Company from its obligation to effect registrations under Section 1.

          3.  Registration Procedures.  If and whenever the Company is required
              -----------------------
to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1 and 2, the Company will promptly:

          (a) prepare, and within 60 days thereafter file with the Commission, a registration statement with respect to such Registrable Securities, make all required filings with the NASD and use best efforts to cause such registration statement to become effective;

          (b) prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but in no event for a period of more than six months after such registration statement becomes effective;

          (c) furnish to counsel selected by the Majority Stockholder (whether or not such Majority Stockholder is participating as a selling stockholder and which counsel may also be counsel to the Company) and each seller of Registrable Securities copies of all documents proposed to be filed with the Commission in connection with such registration (or in the case of the initial filing of a registration statement with the Commission, within five business days of such initial filing), which documents will be subject to the review of such counsel and each seller and the Company shall not file any amendment and post-effective amendments or supplement to such registration statement or the prospectus used in connection therewith which any such seller shall have reasonably objected in writing within two days of receipt of such registration statement, prospectus, amendment or supplement on the grounds that such amendment or supplement does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

          (d) furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof;

          (e) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of disposition thereof, provided that the
                                                        --------
     Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

          (f) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

          (g) furnish to any seller of Registrable Securities who requests in writing a signed counterpart, addressed to the seller, of

               (i) an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, the date of the closing under the underwriting agreement), and

               (ii) a "comfort" letter (unless the registration is pursuant to Section 2 and such a letter is not otherwise being furnished to the Company), dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants (the "Accountants") who have issued an audit report on the Company's financial statements included in the registration statement, provided that such comfort letter shall be delivered only to a seller of Registrable Securities which represents to the Accountants in a form satisfactory to the Accountants that such seller of Registrable Securities (a) is an underwriter, or (b) has performed the due diligence customarily performed by an underwriter, covering such matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other matters as the Majority Stockholder may reasonably request;

          (h) notify each seller of any Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement;

          (j) notify each seller of any Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus
                             -
     supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the
                            --

     Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information,
     (iii) of the issuance by the Commission of any stop order suspending the
      ---
     effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the
                                       --
     qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

          (k) use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

          (l)  use its best efforts (i) (A) to list such Registrable Securities
                                     -   -
     on any securities exchange on which the equity securities of the Company are then listed or, if no such equity securities are then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange, or (B) if such listing is not practicable, to
                                     -
     secure designation of such securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities, and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD, and (ii) to provide a transfer agent and
                                    --
     registrar for such Registrable Securities not later than the effective date of such registration statement;

          (m) enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition; and

          (n) use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

          The Company may require each seller of any Registrable Securities as to which any registration is being effected to execute powers-of-attorney, custody agreements and other customary agreements appropriate to facilitate the offering and to furnish to the Company such information regarding such seller, its ownership of Registrable Securities and the disposition of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

          The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to (in a capacity as a selling stockholder) any seller of any Registrable Securities covered thereby by name, or otherwise identifies such seller as the holder of any Registrable Securities, without the consent of such seller, such consent not to be unreasonably withheld, unless such disclosure is required by law.

          By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(h), such holder will promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(h). If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 3(h).

          4.  Underwritten Offerings.
              ----------------------

          4.1.  Underwriting Agreement.  If requested by the underwriters for
                ----------------------
any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 1 or Section 2, the Company shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Majority Stockholder and to the underwriters and to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 9. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. No underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities, other than any selling stockholder who is an executive officer of the Company or is otherwise named in the "Management Section" of the registration statement, , (i) to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder's Registrable Securities, such holder's intended method or methods of disposition, such other customary representations, warranties and agreements with respect to such holder and such holder's securities as requested by the underwriters, and any other representation required by law or (ii) to furnish any indemnity to any Person including the underwriters, their directors and officers and each Person, if any, who controls (within Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriters which is broader than the indemnity furnished by such holder in Section 9.2.

          4.2.  Selection of Underwriters.  If the Company at any time proposes
                -------------------------
to register any of its securities under the Securities Act for sale for its own account pursuant to an underwritten offering, the Company will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but only with the approval of the Majority Stockholder, such approval not to be unreasonably withheld and which must be obtained no later than ten business days after the initial filing of such registration statement, provided that whenever a registration requested pursuant
                        --------
to Section 1 is for an underwritten offering, the Majority Stockholder will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but only with the approval of the Company, such approval not to be unreasonably withheld.

          5.  Holdback Agreements.  (a) If and whenever the Company proposes to
              -------------------
register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1 or 2, each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities within seven days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of the registration statement relating to such registration, except as part of such registration.

          (b) The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within seven days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of such registration statement (except (i) as part of such registration, (ii) as permitted by the related underwriting agreement, (iii) pursuant to an employee equity compensation plan, (iv) pursuant to an acquisition or strategic relationship, bank or equipment financing, or similar transaction, or (v) pursuant to a registration on Form S-4 or S-8 or any successor form). In addition, the Company shall cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such registration if permitted, and to cause each such holder to enter into a similar agreement to such effect with the Company.

          6.  Preparation; Reasonable Investigation.  In connection with the
              -------------------------------------
preparation and filing of each registration statement (other than the initial registration statement filed with the Commission) registering Registrable Securities under the Securities Act, the Company will give the holders of such Registrable Securities so to be registered and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement (other than the initial registration statement filed with the Commission), each prospectus included therein or filed with the Commission (other than the initial registration statement filed with the Commission), and each amendment thereof or supplement thereto, and will give each of them such access to the financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements as shall be reasonably requested by such holders in connection with such registration statement.

          7.  No Grant of Future Registration Rights.  The Company shall not
              --------------------------------------
grant any other demand or incidental registration rights to any other Person without the prior written consent of the Majority Stockholder.

          8.  Kelso Designees and Permitted Transferees.  The Majority
              -----------------------------------------
Stockholder shall have the right to have included in any registration pursuant to Section 1 or Section 2 any shares of Class B Common Stock owned by any of the Kelso Designees as though such shares were Registrable Securities owned by the Majority Stockholder.

          9.  Indemnification.
              ---------------

          9.1.  Indemnification by the Company.  In the event of any
                ------------------------------
registration of any Registrable Securities pursuant to this Agreement, the Company will indemnify and hold harmless (a) the seller of such Registrable
                                          -
Securities, (b) the directors, officers, partners, employees, agents and
             -
Affiliates of such seller, (c) each Person who participates as an underwriter in
                            -
the offering or sale of such securities and (d) each person, if any, who
                                             -
controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such seller, partner or underwriter against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, directly or indirectly based upon or arising out of
(i) any untrue statement or alleged untrue statement of a fact contained in any
 -
registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (ii) any
                                                                        --
omission or alleged omission to state a fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating, preparing, pursuing or defending any such loss, claim, damage, liability, action or proceeding, except insofar as any such loss, claim, damage, liability, action, proceeding or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation thereof. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller. The indemnity agreement contained in this Section 9.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

          9.2.  Indemnification by the Sellers.  The Company may require, as a
                ------------------------------
condition to including any Registrable Securities in any registration statement filed pursuant to Section 1 or 2 that the Company shall have received an undertaking satisfactory to it from each of the prospective sellers of such Registrable Securities to indemnify and hold harmless, severally, not jointly, in the same manner and to the same extent as set forth in Section 9.1, the Company, its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such Registrable Securities by such seller. The indemnity agreement contained in this Section 9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld). The Company and the holders of Registrable Securities hereby acknowledge and agree that for all purposes of this Agreement the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement are statements specifically relating to (a) transactions between such holder and its
                          -
Affiliates, on the one hand, and the Company, on the other hand, (b) the
                                                                  -
beneficial ownership of shares of Common Stock by such holder and its Affiliates, (c) the name and address of such holder and (d) other information
             -                                           -
with respect to such holder as required by law. The indemnity provided by each seller of Registrable Securities under this Section 9.2 shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

          9.3.  Notices of Claims, etc.  Promptly after receipt by an
                ----------------------
indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 9, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding, provided that the failure of any indemnified party to
                           --------
give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 9, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of any counsel retained by such indemnified party to monitor such action or proceeding. Notwithstanding the foregoing, if such indemnified party and the indemnifying party reasonably determine, based upon advice of their respective independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

          9.4.  Other Indemnification.  Indemnification similar to that
                ---------------------
specified in the preceding paragraphs of this Section 9 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration (other than under the Securities Act) or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority.

          9.5.  Indemnification Payments.  Any indemnification required to be
                ------------------------
made by an indemnifying party pursuant to this Section 9 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

          9.6.  Other Remedies.  If for any reason the foregoing indemnity is
                --------------
unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 9.6 except to the extent and under such circumstances as such party would have been liable to indemnify under this
Section 9 if such indemnification were enforceable under applicable law.

          10.  Definitions.  For purposes of this Agreement, the following terms
               -----------
shall have the following respective meanings:

          "Affiliate":  A Person that directly, or indirectly through one or
           ---------
more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

          "Board":  The Board of Directors of the Company.
           -----

          " Common Stock":  The Company's Common Stock, par value $.01 per
           -------------
share.

          "Commission":  The Securities and Exchange Commission.
           ----------

          "Exchange Act":  The Securities Exchange Act of 1934, as amended, or
           ------------
any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

          "Kelso Designees":  Any of the following individuals or entities:
           ---------------
Louis and Patricia Kelso Trust, William A. Marquard, John F. McGillicuddy and each of the other members of the board of directors of Kelso & Companies, Inc., and any of their permitted assigns under the Stockholders Agreement.

          "Majority Stockholder":  Any holder or holders of at least 50% of the
           --------------------
Registrable Securities then outstanding, including for purposes of such calculation any shares of preferred stock or common stock convertible into or exchangeable into Registrable Securities.

          "NASD":  National Association of Securities Dealers, Inc.
           ----

          "NASDAQ":  The Nasdaq National Market.
           ------

          "Permitted Transferees":  As defined in the Stockholders Agreement.
           ---------------------

          "Person":  An individual, corporation, partnership, joint venture,
           ------
association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Registrable Securities":  The shares of Common Stock (or any
           ----------------------
successor class of common stock) beneficially owned (within the meaning of
Section 13d-3 of the Exchange Act) by Kelso, the Other Stockholders or any other Person made a party hereto pursuant to Section 11.2 or 11.3. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such
                 -
securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold to the public pursuant to Rule 144
            --
under the Securities Act, (iii) they shall have been otherwise transferred and
                           ---
subsequent disposition of them shall not require registration or qualification of them under the Securities Act of or any similar state law then in force or
(iv) they shall have ceased to be outstanding.
 --

          "Registration Expenses":  All expenses incident to the Company's
           ---------------------
performance of or compliance with Section 1 and Section 2, including, without limitation, (i) registration, filing and NASD fees, (ii) fees and expenses of
             -                                       --
complying with securities or blue sky laws, (iii) fees and expenses associated
                                             ---
with listing securities on an exchange or NASDAQ, (iv) word processing,
                                                   --
duplicating and printing expenses, (v) messenger and delivery expenses,
                                    -
(vi) fees and disbursements
 --
of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters, (vii) reasonable
                                                               ---
fees and disbursements of any one counsel retained by the sellers of Registrable Securities, which counsel shall be designated by the Majority Stockholder, and
(viii) any fees and disbursements of underwriters customarily paid by issuers or
 ----
sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

          "Securities Act":  The Securities Act of 1933, as amended, or any
           --------------
successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

          "Stockholders Agreement":  The Stockholders Agreement, dated as of the
           ----------------------
date hereof, as the same shall be amended from time to time, among the Company, KIA V, KEP V and certain other stockholders of the Company.

          11.  Miscellaneous.
               -------------

          11.1.  Rule 144 etc.  If the Company shall have filed a registration
                 ------------
statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act,
                                          -
as such rule may be amended from time to time, or (b) any successor rule or
                                                   -
regulation hereafter the commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

          11.2.  Successors, Assigns and Transferees.  This Agreement shall be
                 -----------------------------------
binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. In addition, and provided that an express assignment shall have been made, and a copy of which shall have been delivered to the Company, the provisions of this Agreement which are for the benefit of a holder of Registrable Securities shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, provided
                                                                    --------
that each Other Stockholder may only assign such Other Stockholder's rights hereunder to one or more of such Other Stockholder's Permitted Transferees. Notwithstanding anything herein to the contrary, the Other Stockholders shall exercise all rights hereunder on behalf of any such Permitted Transferees and the Company and Kelso shall be entitled to deal exclusively with the Other Stockholders and rely on the consent, waiver or any other action by the Other Stockholders as the consent, waiver or other action, as the case may be, of any such Permitted Transferee.

          11.3.  Other Stockholders. In the event that any Person shall become a
                 ------------------
party to the Stockholders Agreement after the date hereof pursuant to Sections
13.5 or 13.6 thereof, then upon the execution and delivery of a signature page hereto, such Person shall be deemed to be an Other

Stockholder for all purposes of this Agreement and the Company shall amend Exhibit A to reflect such additional Other Stockholder.

          11.4.  Stock Splits, etc.  Each holder of Registrable Securities
                 -----------------
agrees that it will vote to effect a stock split or combination with respect to any Registrable Securities in connection with any registration of such Registrable Securities hereunder, or otherwise, if the managing underwriter shall advise the Company in writing (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Company in writing) that in its opinion such a stock split or combination would facilitate or increase the likelihood of success of the offering.

          11.5.  Amendment and Modification.  This Agreement may be amended,
                 --------------------------
modified or supplemented by the Company with the written consent of the Majority Stockholder. Notwithstanding the foregoing, Exhibit A may be amended unilaterally by the Company as provided in Section 11.3.

          11.6.  Governing Law.  This Agreement and the rights and obligations
                 -------------
of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware, without giving effect to the choice of law principles thereof.

          11.7.  Invalidity of Provision.  The invalidity or unenforceability of
                 -----------------------
any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

          11.8.  Notices.  All notices, requests, demands, letters, waivers and
                 -------
other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered
                                                                    -
personally, (b) mailed, certified or registered mail with postage prepaid, (c)
             -                                                              -
sent by next-day or overnight mail or delivery or (d) sent by fax as follows:
                                                   -

     (i)   If to the Company, to it at:

           iXL Enterprises, Inc.
           1900 Emery Street
           Atlanta, Georgia  30318
           Attention: U. Bertram Ellis, Jr.

     (ii)  If to Kelso, to it at:

           Kelso Investment Associates V, L.P.
           Kelso Equity Partners V, L.P.
           c/o Kelso & Company
           320 Park Avenue, 24th Floor
           New York, New York  10022
           Attention:  James J. Connors, II, Esq.

     (iii) If to any other holder of Registrable Securities, to the address of such holder as set forth in the books and records of the Company or to such other person or address as any party shall specify by notice in writing to the Company. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by
                                                                -
personal delivery on the day after such delivery, (x) if by certified or
                                                   -
registered mail, on the fifth business day after the mailing thereof, (y) if by
                                                                       -
next-day or overnight mail or delivery, on the day delivered or (z) if by fax,
                                                                 -
on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail.

          11.9.  Headings; Execution in Counterparts.  The headings and captions
                 -----------------------------------
contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

          11.10.  Injunctive Relief.  Each of the parties recognizes and agrees
                  -----------------
that money damages may be insufficient and, therefore, in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which such party may have.

          11.11.  Entire Agreement.  This Agreement, together with the
                  ----------------
Stockholders Agreement, is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          11.12.  Term.  This Agreement shall be effective as of the date hereof
                  ----
and shall continue in effect thereafter until the earlier of (a) its termination
                                                              -
by the consent of the parties hereto or their respective successors in interest and (b) the date on which no Registrable Securities remain outstanding.
     -

                        [SIGNATURES ON FOLLOWING PAGES]

  IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              iXL Enterprises, Inc.

                              By: /s/ M. Wayne Boylston
                                 ---------------------------------------------
                              Name: M. Wayne Boylston

                              Title: Executive Vice President and
                                     Chief Financial Officer


                   [Signatures Continued on Following Pages]

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         -----------------------------------
                              Signature
                                        ------------------------------------


                              If Corporation, Partnership or Trust:

                                        @radical.media, inc.
                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ D. Jonathan Kamen
                                   -----------------------------------------


                                           D. Jonathan Kamen
                              ----------------------------------------------
                              Print Name of Authorized Signatory

                                              President
                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.


                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         -----------------------------------
                              Signature
                                        ------------------------------------


                              If Corporation, Partnership or Trust:

                              The Booth and Adams Familly Irrevocable Trust
                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Marc S. Robinson
                                   -----------------------------------------


                                           Marc S. Robinson
                              ----------------------------------------------
                              Print Name of Authorized Signatory

                                              Trustee
                              ----------------------------------------------
                              Print Title of Authorized Signatory





* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   James Altenbach
                                         -----------------------------------
                              Signature    /s/ James S. Altenbach
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Steven P. Amedio
                                         -----------------------------------
                              Signature    /s/ Steven P. Amedio
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory





* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Jay Amos
                                         -----------------------------------
                              Signature    /s/ Jay Amos
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Claire Lewis Arnold
                                         -----------------------------------

                              Signature    /s/ Claire Lewis Arnold
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory






* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Ashish Bahl
                                         -----------------------------------
                              Signature    /s/ Ashish Bahl
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Steven C. Baum
                                         -----------------------------------
                              Signature    /s/ Steven C. Baum
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory


* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Jens Bley
                                         -----------------------------------
                              Signature    /s/ Jens Bley
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Robert D. Bowman
                                         -----------------------------------
                              Signature    /s/ Robert D. Bowman
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         -----------------------------------
                              Signature
                                        ------------------------------------


                              If Corporation, Partnership or Trust:

                                   The Burk Family Trust Dated 8/17/82
                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:    /s/ Robert Burk, Trustee
                                   -----------------------------------------

                                             Robert Burk
                              ----------------------------------------------
                              Print Name of Authorized Signatory

                                               Trustee
                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Burton Technology Partners, Ltd.
                                         -----------------------------------
                              Signature    /s/ John Burton
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Eric Butz
                                         -----------------------------------
                              Signature    /s/ Eric Butz
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Gordon Campbell
                                         -----------------------------------
                              Signature    /s/ Gordon Campbell
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   David M. Carroll
                                         -----------------------------------

                              Signature    /s/ David M. Carroll
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         -----------------------------------

                              Signature
                                        ------------------------------------


                              If Corporation, Partnership or Trust:

                                        CB CAPITAL INVESTORS, L.P.
                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:  CHASE CAPITAL PARTNERS
                                   -----------------------------------------
                                   its General Partner

                              By:  /s/ Jeffrey C. Walker
                                   ----------------------------------------

                                   Jeffrey C. Walker
                              ----------------------------------------------
                              Print Name of Authorized Signatory

                                   Managing Partner
                              ----------------------------------------------
                              Print Title of Authorized Signatory





* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Steve Chamberlain
                                         -----------------------------------

                              Signature    /s/ Steve Chamberlain
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Stefan Chopin
                                         -----------------------------------

                              Signature    /s/ Stefan Chopin
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   David Eric Clauson
                                         -----------------------------------

                              Signature    /s/ David Eric Clauson
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Steven Conine
                                         -----------------------------------

                              Signature    /s/ Steven Conine
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Barbara B. Cook
                                         -----------------------------------

                              Signature    /s/ Barbara B. Cook
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         -----------------------------------

                              Signature
                                        ------------------------------------


                              If Corporation, Partnership or Trust:

                                   Coppersmith Family Trust
                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Elizabeth May Coppersmith
                                   -----------------------------------------

                                   Elizabeth May Coppersmith
                              ----------------------------------------------
                              Print Name of Authorized Signatory

                                   Executor
                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         -----------------------------------

                              Signature
                                        ------------------------------------


                              If Corporation, Partnership or Trust:

                                   Cox Technology Investment, Inc.
                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Richard J. Jacobson
                                   -----------------------------------------

                                   Richard J. Jacobson
                              ----------------------------------------------
                              Print Name of Authorized Signatory

                                   Treasurer
                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Larry B. Culbertson
                                         -----------------------------------

                              Signature    /s/ Larry B. Culbertson
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   O Anderson Currie, Jr.
                                         -----------------------------------

                              Signature    /s/ O. Anderson Currie, Jr.
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Betty Jo L. Currie
                                         -----------------------------------

                              Signature    /s/ Betty Jo L. Currie
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory





* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Josiah Cushing
                                         -----------------------------------

                              Signature    /s/ Josiah Cushing
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory





* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                                           Estate of Richard M. Cyert
                              Print Name   Margaret S. Cyert, Executrix
                                         -----------------------------------

                                           /s/ Estate of Richard M. Cyert
                              Signature    Margaret S. Cyert, Executrix
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory





* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Guy Davidson
                                         -----------------------------------

                              Signature    /s/ Guy Davidson
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory





* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Kevin Davis
                                         -----------------------------------

                              Signature    /s/ Kevin Davis
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory





* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Norwood Davis
                                         -----------------------------------

                              Signature    /s/ Norwood Davis
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Burton F. Dodd
                                         -----------------------------------

                              Signature    /s/ Burton F. Dodd
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory






* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   David E. Easterly
                                         -----------------------------------

                              Signature    /s/ David E. Easterly
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Ralph G. Edwards, Jr.
                                         -----------------------------------

                              Signature    /s/ Ralph G. Edwards, Jr.
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Robert A. Ellis
                                         -----------------------------------

                              Signature    /s/ Robert A. Ellis
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   U. Bertram Ellis, Jr.
                                         -----------------------------------

                              Signature    /s/ U. Bertram Ellis, Jr.
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory





* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                                           Urchie B. Ellis &
                              Print Name   Joyce A. Ellist Jt. Ten
                                         -----------------------------------

                              Signature    /s/ Joyce A. Ellis
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name   Dennis S. Ferraro
                                         -----------------------------------

                              Signature    /s/ Dennis S. Ferraro
                                        ------------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By:
                                   -----------------------------------------


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         -----------------------------------

                              Signature
                                        ------------------------------------


                              If Corporation, Partnership or Trust:

                                      Finn Partners
                              ----------------------------------------------
                              Print or Type Name of Entity

                              By: /s/ Finn Partners, Jolino J. Rissanen G.P.
                                  ------------------------------------------

                                      Jolino J. Rissanen
                              ----------------------------------------------
                              Print Name of Authorized Signatory

                                      Managing General Partner
                              ----------------------------------------------
                              Print Title of Authorized Signatory





* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         -----------------------------------

                              Signature
                                        ------------------------------------


                              If Corporation, Partnership or Trust:

                                      Flatiron Assoc., LLC
                              ----------------------------------------------
                              Print or Type Name of Entity

                              By: /s/ Jerry Colonna
                                  ------------------------------------------

                                      Jerry Colonna
                              ----------------------------------------------
                              Print Name of Authorized Signatory

                                      Managing Member
                              ----------------------------------------------
                              Print Title of Authorized Signatory




* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         -----------------------------------

                              Signature
                                        ------------------------------------


                              If Corporation, Partnership or Trust:

                                      Flatiron Fund 1998/1999
                              ----------------------------------------------
                              Print or Type Name of Entity

                              By: /s/ Jerry Colonna
                                  ------------------------------------------

                                      Jerry Colonna
                              ----------------------------------------------
                              Print Name of Authorized Signatory

                                      Managing Member
                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------


                              If Corporation, Partnership or Trust:

                              Flatiron Fund
                              -------------
                              Print or Type Name of Entity

                              By: /s/ Jerry Colonna
                                  -----------------

                              Jerry Colonna
                              -------------
                              Print Name of Authorized Signatory

                              Managing Partner
                              ----------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Steve Floyd
                                          -----------

                              Signature   /s/ Steve Floyd
                                          ---------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Mary Fowlkes
                                          ------------

                              Signature   /s/ Mary Fowlkes
                                          ----------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory


* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Eric H. Freedman
                                          ----------------

                              Signature   /s/ Eric H. Freedman
                                          --------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Michael Fuchs
                                          -------------

                              Signature   /s/ Michael Fuchs
                                          -----------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  J. Rex Fuqua
                                          ------------

                              Signature   /s/ J. Rex Fuqua
                                          ----------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  James Ganley
                                          ------------

                              Signature   /s/ James Ganley
                                          ----------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Robert Gear
                                          -----------

                              Signature   /s/ Robert Gear
                                          ---------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              General Electric Capital Assurance Company
                              ------------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Victor C. Moses
                                   -------------------


                              Victor C. Moses
                              ---------------
                              Print Name of Authorized Signatory

                              Senior Vice President
                              ---------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                         ---------------------------------------

                              If Corporation, Partnership or Trust:

                              General Electric Capital Corporation
                              ------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Brian S. Graff
                                   ------------------


                              Brian S. Graff
                              --------------
                              Print Name of Authorized Signatory

                              Region Operations Manager
                              -------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                         ---------------------------------------

                              If Corporation, Partnership or Trust:

                              G.E. Capital Equity Investments, Inc.
                              -------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Brian S. Graff
                                   ------------------


                              Brian S. Graff
                              --------------
                              Print Name of Authorized Signatory

                              Vice President
                              --------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                         ---------------------------------------

                              If Corporation, Partnership or Trust:

                              General Electric Pension Trust
                              by General Electric Investment
                              Corporation as Investment Advisor
                              ---------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Patrick McNeela
                                   -------------------


                              Patrick McNeela
                              ---------------
                              Print Name of Authorized Signatory

                              Vice President
                              --------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Michael Gilles
                                          --------------

                              Signature   /s/ Michael Gilles
                                          ------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  S. Taylor Glover
                                          ----------------

                              Signature   /s/ S. Taylor Glover
                                          --------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Henry Goldberg
                                          --------------

                              Signature   /s/ Henry Goldberg
                                          ------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Glenn Golenberg
                                          ---------------

                              Signature   /s/ Glenn Golenberg
                                          -------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Glenn Golenberg Tr U/A 4/27/93
                              Glenn Golenberg Inter Vivos Trust
                              ---------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Glenn Golenberg Trustee
                                   ---------------------------


                              Glenn Golenberg
                              ---------------
                              Print Name of Authorized Signatory

                              Trustee
                              -------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Susan E. Grana Living Trust
                              ---------------------------
                              Print or Type Name of Entity

                              By:  /s/ Susan E. Grana
                                   ------------------


                              Susan E. Grana
                              --------------
                              Print Name of Authorized Signatory

                              Susan E. Grana Living Trust
                              ---------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  William A. Grana, Jr.
                                          ---------------------

                              Signature   /s/ William A. Grana, Jr.
                                          -------------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Paul M. Grand
                                          -------------

                              Signature   /s/ Paul M. Grand
                                          -----------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  David Greeley
                                          -------------

                              Signature   /s/ David Greeley
                                          -----------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Joshua Greer
                                          ------------

                              Signature   /s/ Joshua Greer
                                          ----------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Greylock IX Limited Partnership by Greylock
                              IX GP Limited Partnership, its General Partner
                              ----------------------------------------------
                              Print or Type Name of Entity

                                   /s/ Greylock IX GP Limited Partnership
                              By:  Henry F. McCance
                                   --------------------------------------


                              Henry F. McCance
                              ----------------
                              Print Name of Authorized Signatory

                              General Partner
                              ---------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Greystone Capital Partners I, LP
                              --------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Thomas G. Rosencrants
                                   -------------------------


                              Thomas G. Rosencrants, Chairman and CEO
                              ---------------------------------------
                              Print Name of Authorized Signatory

                              Greystone Capital Group, LLC, the General
                              Partner for Greystone Capital Partners I, LP
                              --------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Guren Family Trust
                              ------------------
                              Print or Type Name of Entity

                              By:  /s/ Marc D. Guren, trustee
                                   --------------------------


                              Marc D. Guren, Trustee
                              ----------------------
                              Print Name of Authorized Signatory


                              -----------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                                          Adam M. Guren, Marc D. Guren
                              Print Name  Custodian, CA UTMA
                                          ----------------------------

                              Signature   /s/ Marc D. Guren, custodian
                                          ----------------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:
                                          Jula V. Guren, Marc D. Guren
                              Print Name  Custodian, CA UTMA
                                          ----------------------------

                              Signature   /s/ Marc D. Guren, custodian
                                          ----------------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Web Listing Corp. Profit Sharing
                              Plan U/A 06-07-1999
                              --------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Philip R. Gustlin
                                   ---------------------


                              Philip R. Gustlin
                              -----------------
                              Print Name of Authorized Signatory

                              Trustee
                              -------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Patricia Hardesty Trust
                              -----------------------
                              Print or Type Name of Entity

                              By:  /s/ Barry T. Sikes
                                   ------------------


                              Barry T. Sikes
                              --------------
                              Print Name of Authorized Signatory

                              Trustee
                              -------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Helfrich Family Limited Partnership, LLP
                              ----------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Carl P. Helfrich
                                   --------------------


                              Carl P. Helfrich
                              ----------------
                              Print Name of Authorized Signatory

                              -----------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Hennessy Cadillac, Inc.
                              -----------------------
                              Print or Type Name of Entity

                              By:  /s/ Stephen R. Hennessy
                                   -----------------------


                              Stephen R. Hennessy
                              -------------------
                              Print Name of Authorized Signatory

                              Vice President
                              --------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Mark W. Hennessy
                                          ----------------

                              Signature   /s/ Mark W. Hennessy
                                          --------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Peter Robert Hennessy
                                          ---------------------

                              Signature   /s/ Peter Robert Hennessy
                                          -------------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Stephen R. Hennessy
                                          -------------------

                              Signature   /s/ Stephen R. Hennessy
                                          -----------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Thom J. Hodgson
                                          ---------------

                              Signature   /s/ Thom J. Hodgson
                                          -------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Jeffrey Steven Hosley
                                          ---------------------

                              Signature   /s/ Jeffrey Steven Hosley
                                          -------------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Frank W. Hulse
                                          --------------

                              Signature   /s/ Frank W. Hulse
                                          ------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              InveStar Burgeon Venture Capital, Inc.
                              --------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Kenneth Tai
                                   ---------------


                              Kenneth Tai
                              -----------
                              Print Name of Authorized Signatory

                              Managing Director
                              -----------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Mark Jacobstein
                                          ---------------

                              Signature   /s/ Mark Jacobstein
                                          -------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Jeffrey Janer
                                          -------------

                              Signature   /s/ Jeffrey Janer
                                          -----------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Lisa Janzen (Hendricks)
                                          -----------------------

                              Signature   /s/ Lisa Janzen (Hendricks)
                                          ---------------------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Teresa Joel
                                          -----------

                              Signature   /s/ Teresa Joel
                                          ---------------


                              If Corporation, Partnership or Trust:

                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Kurt Keilhacker
                                          ---------------

                              Signature   /s/ Kurt Keilhacker
                                          -------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Kelso Equity Partners V, L.P.
                              -----------------------------
                              Print or Type Name of Entity

                              By:  /s/ Phillip E. Berney
                                   ---------------------


                              Phillip E. Berney
                              -----------------
                              Print Name of Authorized Signatory

                              As General Partner
                              ------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Kelso Investment Associates V, L.P.
                              -----------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Phillip E. Berney
                                   ---------------------


                              Phillip E. Berney
                              -----------------
                              Print Name of Authorized Signatory

                              As General Partner of Kelso Partners V, L.P., the General Partner of KIA V, L.P.
                              ---------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  James C. Kennedy
                                          ----------------

                              Signature   /s/ James C. Kennedy
                                          --------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Kenneth R. Kilroy
                                          -----------------

                              Signature   /s/ Kenneth R. Kilroy
                                          ---------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                                          Nancy B. Krieble, Executrix
                              Print Name  Estate of Robert H. Krieble
                                          ---------------------------

                              Signature   /s/ Nancy B. Krieble
                                          --------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  William Allan Lackey
                                          --------------------

                              Signature   /s/ W. Allan Lackey
                                          -------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  William M. Lackey
                                          -----------------

                              Signature   /s/ William M. Lackey
                                          ---------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Lazarus Family Investments, LLC
                              -------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Jonathan D. Lazarus
                                   -----------------------


                              Johnathan D. Lazarus
                              --------------------
                              Print Name of Authorized Signatory

                              Manager
                              -------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  James F. Lipscomb, Jr.
                                          ----------------------

                              Signature   /s/ James F. Lipscomb, Jr.
                                          --------------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Love Family Partnership VI
                              --------------------------
                              Print or Type Name of Entity

                              By:  /s/ Dennis M. Love
                                   ------------------


                              Dennis M. Love
                              --------------
                              Print Name of Authorized Signatory

                              General Partner
                              ---------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Dan Lynch
                                          ---------

                              Signature   /s/ Dan Lynch
                                          -------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              MRW Ventures, LLC
                              -----------------
                              Print or Type Name of Entity

                              By:  /s/ Nicholas Perrins
                                   --------------------


                              Nicholas Perrins
                              ----------------
                              Print Name of Authorized Signatory

                              Manager
                              -------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Marilyn R. Marks
                                          ----------------

                              Signature   /s/ Marilyn R. Marks
                                          --------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Marquard Family Partnership, Ltd.
                              ---------------------------------
                              Print or Type Name of Entity

                              By:  /s/ William A. Marquard
                                   -----------------------


                              General Partner William A. Marquard
                              -----------------------------------
                              Print Name of Authorized Signatory

                              General Partner
                              ---------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Norman S. Matthews
                                          ------------------

                              Signature   /s/ Norman S. Matthews
                                          ----------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Robert H. McEver
                                          ----------------

                              Signature   /s/ Robert H. McEver
                                          --------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  John P. McEvoy
                                          --------------

                              Signature   /s/ John P. McEvoy
                                          ------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  John F. McGillicuddy
                                          --------------------

                              Signature   /s/ John F. McGillicuddy
                                          ------------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Jacob Hayden McGowan
                                          --------------------

                              Signature   /s/ Jacob Hayden McGowan
                                          ------------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Mellon Ventures II, L.P.
                              ------------------------
                              Print or Type Name of Entity

                              By:  /s/ Lawrence E. Mock, Jr.
                                   -------------------------


                              Mock
                              ----
                              Print Name of Authorized Signatory

                              General Partner, Mellon Ventures II, L.P.
                              -----------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  William N. Melton
                                          -----------------

                              Signature   /s/ William N. Melton
                                          ---------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Colin Morris
                                          ------------

                              Signature   /s/ Colin Morris
                                          ----------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Nantucket Associates, L.L.P.
                              ----------------------------
                              Print or Type Name of Entity

                              By:  /s/ Mark M. Gambill
                                   -------------------


                              Mark M. Gambill, Genl. Ptr.
                              ---------------------------
                              Print Name of Authorized Signatory

                              General Partner
                              ---------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Mathhias Oelmann
                                          ----------------

                              Signature   /s/ Matthias Oelmann
                                          --------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Robert C. O'Leary
                                          -----------------

                              Signature   /s/ Robert C. O'Leary
                                          ---------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ----------------------------------------------


                              --------------------------------------------------
                              Print Name of Authorized Signatory


                              --------------------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------------

                              Signature
                                        ----------------------------------------

                              If Corporation, Partnership or Trust:

                              Daniella Ortiz Trust
                              --------------------
                              Print or Type Name of Entity

                              By:  /s/ Barry T. Sikes
                                   ------------------


                              Barry T. Sikes
                              --------------
                              Print Name of Authorized Signatory

                              Trustee
                              -------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                          --------------------------------

                              Signature
                                          ---------------------------------


                              If Corporation, Partnership or Trust:

                                  Justin Ortiz Trust
                              ---------------------------------------------
                              Print or Type Name of Entity

                              By: /s/ Barry T. Sikes
                                  -----------------------------------------

                                  Barry T. Sikes
                              ---------------------------------------------
                              Print Name of Authorized Signatory

                                  Trustee
                              ---------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Manfred Ottenbreit
                                          --------------------------------

                              Signature   /s/ Manfred Ottenbreit
                                          ---------------------------------


                              If Corporation, Partnership or Trust:


                              ---------------------------------------------
                              Print or Type Name of Entity

                              By: _________________________________________


                              ---------------------------------------------
                              Print Name of Authorized Signatory


                              ---------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Pete Patterson
                                          ----------------------------

                              Signature   /s/ Pete Patterson
                                          ----------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------
                              Print or Type Name of Entity

                              By: ____________________________________


                              ----------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Lisa S. Peddy
                                          ----------------------------

                              Signature   /s/ Lisa S. Peddy
                                          ----------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------
                              Print or Type Name of Entity

                              By:_____________________________________


                              ________________________________________
                              Print Name of Authorized Signatory


                              ________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Stephanie A.M. Petersen
                                          ----------------------------------

                              Signature   /s/ Stephanie Petersen
                                          ----------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------------
                              Print or Type Name of Entity

                              By: __________________________________________


                              ----------------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name _____________________________

                              Signature ______________________________


                              If Corporation, Partnership or Trust:

                                      Redloh Capital, LLC
                              ----------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ J.C. Pendrey, Jr. - Member
                                  ------------------------------------


                                   J.C. Pendrey, Jr.
                              ----------------------------------------
                              Print Name of Authorized Signatory

                                           Member
                              ----------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name ________________________________

                              Signature _________________________________


                              If Corporation, Partnership or Trust:

                                       Anthony Rocco Trust
                              -------------------------------------------
                              Print or Type Name of Entity


                              By:  /s/ Barry T. Sikes
                                  ---------------------------------------


                                   Barry T. Sikes
                              -------------------------------------------
                              Print Name of Authorized Signatory


                                               Trustee
                              -------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name ________________________________

                              Signature _________________________________


                              If Corporation, Partnership or Trust:

                                      Christopher Rocco Trust
                              -------------------------------------------
                              Print or Type Name of Entity


                              By:  /s/ Barry T. Sikes
                                  ---------------------------------------


                                   Barry T. Sikes
                              -------------------------------------------
                              Print Name of Authorized Signatory

                                   Trustee
                              -------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Randall Pipp
                                         ------------------------------

                              Signature   /s/ Randall Pipp
                                        -------------------------------


                              If Corporation, Partnership or Trust:


                              -----------------------------------------
                              Print or Type Name of Entity

                              By: _____________________________________


                              _________________________________________
                              Print Name of Authorized Signatory


                              _________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Michel Rapoport
                                         -------------------------------

                              Signature   /s/ Michel Rapoport
                                        --------------------------------


                              If Corporation, Partnership or Trust:

                              __________________________________________
                              Print or Type Name of Entity

                              By: ______________________________________


                              __________________________________________
                              Print Name of Authorized Signatory


                              __________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  James Rocco
                                         ------------------------------

                              Signature   /s/ James Rocco
                                        -------------------------------


                              If Corporation, Partnership or Trust:

                              ----------------------------------------
                              Print or Type Name of Entity

                              By:_____________________________________


                              ________________________________________
                              Print Name of Authorized Signatory


                              ________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name _______________________________

                              Signature ________________________________


                              If Corporation, Partnership or Trust:

                                     James Rocco Trust
                              -----------------------------------------
                              Print or Type Name of Entity

                              By:    /s/ Barry T. Sikes
                                  -------------------------------------


                                     Barry T. Sikes
                              -----------------------------------------
                              Print Name of Authorized Signatory

                                      Trustee
                              -----------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name _______________________________

                              Signature ________________________________


                              If Corporation, Partnership or Trust:

                                        Marge Rocco Trust
                              ------------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Barry T. Sikes
                                  --------------------------------------


                                   Barry T. Sikes
                              ------------------------------------------
                              Print Name of Authorized Signatory

                                   Trustee
                              ------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name _______________________________

                              Signature ________________________________


                              If Corporation, Partnership or Trust:

                                       Mario Rocco Trust
                              ------------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Barry T. Sikes
                                  --------------------------------------


                                   Barry T. Sikes
                              ------------------------------------------
                              Print Name of Authorized Signatory

                                   Trustee
                              ------------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name ____________________________

                              Signature _____________________________


                              If Corporation, Partnership or Trust:

                                     Patricia Ann Rocco Trust
                              ---------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Barry T. Sikes
                                  -----------------------------------


                                   Barry T. Sikes
                              ---------------------------------------
                              Print Name of Authorized Signatory

                                   Trustee
                              ---------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  D.M. Roderick
                                         -----------------------------

                              Signature   /s/ D.M. Roderick
                                        ------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------
                              Print or Type Name of Entity

                              By: ____________________________________


                              ________________________________________
                              Print Name of Authorized Signatory


                              ________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Arthur W. Rollins
                                         -------------------------------

                              Signature   /s/ Arthur W. Rollins
                                        --------------------------------


                              If Corporation, Partnership or Trust:

                              ------------------------------------------
                              Print or Type Name of Entity

                              By: ______________________________________


                              __________________________________________
                              Print Name of Authorized Signatory


                              __________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name _____________________________

                              Signature ______________________________


                              If Corporation, Partnership or Trust:

                                    John Rutledge, IRA
                              ----------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ John Rutledge
                                  ------------------------------------


                              ________________________________________
                              Print Name of Authorized Signatory


                              ________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  James V. Sandry
                                         -----------------------------

                              Signature   /s/ James V. Sandry
                                        ------------------------------


                              If Corporation, Partnership or Trust:

                              ________________________________________
                              Print or Type Name of Entity

                              By: ____________________________________


                              ________________________________________
                              Print Name of Authorized Signatory


                              ________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Michael E. Schaeffer
                                         --------------------------------

                              Signature   /s/ Michael E. Schaeffer
                                        ---------------------------------


                              If Corporation, Partnership or Trust:


                              --------------------------------------------
                              Print or Type Name of Entity

                              By: ________________________________________


                              --------------------------------------------
                              Print Name of Authorized Signatory


                              ____________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  F. Blair Schmidt-Fellner
                                         -------------------------------

                              Signature   /s/ F. Blair Schmidt Fellner
                                        --------------------------------


                              If Corporation, Partnership or Trust:


                              ------------------------------------------
                              Print or Type Name of Entity

                              By: ______________________________________


                              __________________________________________
                              Print Name of Authorized Signatory


                              __________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Michael Schwartz
                                         ----------------------------

                              Signature   /s/ Michael Schwartz
                                        -----------------------------


                              If Corporation, Partnership or Trust:

                              _______________________________________
                              Print or Type Name of Entity

                              By: ___________________________________


                              ---------------------------------------
                              Print Name of Authorized Signatory


                              ---------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Nira J. Shah
                                         -------------------------------

                              Signature   /s/ Nira J. Shah
                                        --------------------------------


                              If Corporation, Partnership or Trust:


                              ------------------------------------------
                              Print or Type Name of Entity

                              By: ______________________________________


                              __________________________________________
                              Print Name of Authorized Signatory


                              __________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  William M. Shaw
                                         ------------------------------

                              Signature   /s/ William M. Shaw
                                        -------------------------------


                              If Corporation, Partnership or Trust:


                              -----------------------------------------
                              Print or Type Name of Entity

                              By: _____________________________________


                              _________________________________________
                              Print Name of Authorized Signatory


                              _________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Melissa Shenkin
                                         ------------------------------

                              Signature   /s/ Melissa Shenkin
                                        -------------------------------


                              If Corporation, Partnership or Trust:

                              _________________________________________
                              Print or Type Name of Entity

                              By: _____________________________________


                              _________________________________________
                              Print Name of Authorized Signatory


                              _________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Barry T. Sikes
                                         -----------------------------

                              Signature   /s/ Barry T. Sikes
                                        ------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------
                              Print or Type Name of Entity

                              By: ____________________________________


                              ----------------------------------------
                              Print Name of Authorized Signatory


                              ----------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Stephen D. Silbert
                                         -----------------------------

                              Signature   /s/ Stephen D. Silbert
                                        ------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------
                              Print or Type Name of Entity

                              By: ____________________________________


                              ________________________________________
                              Print Name of Authorized Signatory


                              ----------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Robert L. Silverman
                                         -------------------------------

                              Signature   /s/ Robert L. Silverman
                                        --------------------------------


                              If Corporation, Partnership or Trust:

                              ------------------------------------------
                              Print or Type Name of Entity

                              By: ______________________________________


                              __________________________________________
                              Print Name of Authorized Signatory


                              __________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Garnett A. Smith
                                         -------------------------------

                              Signature   /s/ Garnett A. Smith
                                        --------------------------------


                              If Corporation, Partnership or Trust:


                              ------------------------------------------
                              Print or Type Name of Entity

                              By: ______________________________________


                              __________________________________________
                              Print Name of Authorized Signatory


                              __________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Gary E. Snyder
                                         -----------------------------

                              Signature   /s/Gary E. Snyder
                                        ------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------
                              Print or Type Name of Entity

                              By: ____________________________________


                              ________________________________________
                              Print Name of Authorized Signatory


                              ________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Michael J. Stern
                                         ------------------------------

                              Signature   /s/ Michael J. Stern
                                        -------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------
                              Print or Type Name of Entity

                              By: ____________________________________


                              ________________________________________
                              Print Name of Authorized Signatory


                              ________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Mark E. Swanson
                                         -----------------------------

                              Signature   /s/ Mark E. Swanson
                                        ------------------------------


                              If Corporation, Partnership or Trust:


                              ----------------------------------------
                              Print or Type Name of Entity

                              By: ____________________________________


                              ________________________________________
                              Print Name of Authorized Signatory


                              ________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name ___________________________

                              Signature ____________________________


                              If Corporation, Partnership or Trust:

                                     Thomson U.S. Inc.
                              --------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ James R. Shurr
                                  ----------------------------------


                                   James R. Schurr
                              --------------------------------------
                              Print Name of Authorized Signatory

                                   Vice President
                              --------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
              Amended and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Timothy E. Thompson
                                         ------------------------------

                              Signature   /s/ Timothy E. Thompson
                                        -------------------------------


                              If Corporation, Partnership or Trust:


                              -----------------------------------------
                              Print or Type Name of Entity

                              By: _____________________________________


                              _________________________________________
                              Print Name of Authorized Signatory


                              _________________________________________
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
               Amened and Restated Registration Rights Agreement
    (for attachment to Amended and Restated Registration Rights Agreement as
                       executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name ______________________________

                              Signature _______________________________


                              If Corporation, Partnership or Trust:

                                       U.B. Ellis Family LLC
                              -----------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ U. Bertram Ellis, Jr.
                                  -------------------------------------


                                   U. Bertram Ellis, Jr.
                              -----------------------------------------
                              Print Name of Authorized Signatory


                              -----------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         COUNTERPART SIGNATURE PAGE TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
   (for attachment to Amended and Restated Registration Rights Agreement as
                      executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Gregory S. Waldbaum
                                          -------------------------

                              Signature   /s/ Gregory S. Waldbaum
                                          -------------------------


                              If Corporation, Partnership or Trust:


                              Print or Type Name of Entity

                              By:


                              -------------------------------------
                              Print Name of Authorized Signatory

                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         COUNTERPART SIGNATURE PAGE TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
   (for attachment to Amended and Restated Registration Rights Agreement as
                      executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Leonard N. Waldbaum
                                          -------------------------

                              Signature   /s/ Leonard N. Waldbaum
                                          -------------------------


                              If Corporation, Partnership or Trust:


                              -------------------------------------
                              Print or Type Name of Entity

                              By:
                                 ----------------------------------


                              -------------------------------------
                              Print Name of Authorized Signatory


                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         COUNTERPART SIGNATURE PAGE TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
   (for attachment to Amended and Restated Registration Rights Agreement as
                      executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Scott Walker
                                          -------------------------

                              Signature   /s/ Scott Walker
                                          -------------------------


                              If Corporation, Partnership or Trust:


                              -------------------------------------
                              Print or Type Name of Entity

                              By:
                                 ----------------------------------


                              -------------------------------------
                              Print Name of Authorized Signatory


                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         COUNTERPART SIGNATURE PAGE TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
   (for attachment to Amended and Restated Registration Rights Agreement as
                      executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:


                              If Individual:


                              Print Name  Helen B. Weeks
                                          -------------------------


                              Signature   /s/ Helen B. Weeks
                                          -------------------------


                              If Corporation, Partnership or Trust:


                              -------------------------------------
                              Print or Type Name of Entity


                              By:
                                 ----------------------------------


                              -------------------------------------
                              Print Name of Authorized Signatory


                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         COUNTERPART SIGNATURE PAGE TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
   (for attachment to Amended and Restated Registration Rights Agreement as
                      executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         --------------------------

                              Signature
                                         --------------------------

                              If Corporation, Partnership or Trust:

                                    Weissmann, Wolff, Bergman,
                                     Colemon & Silverman, LLP
                              -------------------------------------
                              Print or Type Name of Entity

                              By:  /s/ Daniel H. Wolff
                                   -------------------


                                   Daniel H. Wolff
                              -------------------------------------
                              Print Name of Authorized Signatory

                                   Partner
                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         COUNTERPART SIGNATURE PAGE TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
   (for attachment to Amended and Restated Registration Rights Agreement as
                      executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  James L. Whims
                                          -------------------------

                              Signature   /s/ James L. Whims
                                          -------------------------


                              If Corporation, Partnership or Trust:

                              -------------------------------------
                              Print or Type Name of Entity

                              By:
                                  ---------------------------------

                              -------------------------------------
                              Print Name of Authorized Signatory

                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         COUNTERPART SIGNATURE PAGE TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
   (for attachment to Amended and Restated Registration Rights Agreement as
                      executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Armistead Whitney
                                          -------------------------

                              Signature   /s/ Armistead Whitney
                                          -------------------------


                              If Corporation, Partnership or Trust:

                              -------------------------------------
                              Print or Type Name of Entity

                              By:
                                 ----------------------------------

                              -------------------------------------
                              Print Name of Authorized Signatory

                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         COUNTERPART SIGNATURE PAGE TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
   (for attachment to Amended and Restated Registration Rights Agreement as
                      executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Gary Williams
                                          -------------------------

                              Signature   /s/ Gary Williams
                                          -------------------------


                              If Corporation, Partnership or Trust:

                              -------------------------------------
                              Print or Type Name of Entity

                              By:
                                 ----------------------------------

                              -------------------------------------
                              Print Name of Authorized Signatory

                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         COUNTERPART SIGNATURE PAGE TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
   (for attachment to Amended and Restated Registration Rights Agreement as
                      executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Harold Wright
                                          -------------------------

                              Signature   /s/ Harold Wright
                                          -------------------------


                              If Corporation, Partnership or Trust:


                              Print or Type Name of Entity

                              By:
                                 ----------------------------------

                              -------------------------------------
                              Print Name of Authorized Signatory

                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         COUNTERPART SIGNATURE PAGE TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
   (for attachment to Amended and Restated Registration Rights Agreement as
                      executed by iXL Enterprises, Inc.)

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Charles Zug
                                          -------------------------

                              Signature   /s/ CK Zug  10-25-99
                                          -------------------------


                              If Corporation, Partnership or Trust:

                              -------------------------------------
                              Print or Type Name of Entity

                              By:
                                 ----------------------------------

                              -------------------------------------
                              Print Name of Authorized Signatory

                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                              First Amendment to
                              -------------------
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
              --------------------------------------------------

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of November 2, 1999, amends that certain Amended and Restated Registration Rights Agreement dated as of October 28, 1999 (the "Registration Rights Agreement") among iXL Enterprises, Inc., a Delaware corporation (the "Company"), Kelso Investment Associates V, L.P., a Delaware limited partnership ("KIA V"), Kelso Equity Partners V, L.P., a Delaware limited partnership ("KEP V", together with KIA V, "Kelso"), and certain other stockholders of the Company listed on Exhibit A attached hereto (collectively, the "Other Stockholders"). Capitalized terms used herein without definition are defined in the Registration Rights Agreement.

     1.  Amendments of the Registration Rights Agreement.  Section 3(c) of the
         -----------------------------------------------
Registration Rights Agreement shall be amended by deleting such Section in its entirety and substituting the following in lieu thereof:

               (c) furnish to counsel selected by the Majority Stockholder (whether or not such Majority Stockholder is participating as a selling stockholder and which counsel may also be counsel to the Company) and each seller of Registrable Securities copies of all documents filed with the Commission in connection with such registration (or in the case of the initial filing of a registration statement with the Commission, within five business days of such initial filing), which documents will be subject to the review of such counsel and each seller and the Company shall take such actions necessary to correct any such filing if any such seller shall have reasonably objected in writing within two days of receipt of such registration statement, prospectus, amendment or supplement on the grounds that such amendment or supplement does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

     2.  No Further Amendments.  Except as expressly provided herein, the
         ---------------------
Registration Rights Agreement shall not be amended or modified hereby.

     3.  Execution in Counterparts.  This Amendment may be executed in any
         -------------------------
number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

                        [SIGNATURES ON FOLLOWING PAGES]

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              iXL Enterprises, Inc.

                              By: /s/ U. Bertram Ellis
                                  ------------------------------------

                              Name: U. Bertram Ellis
                                    ----------------------------------

                              Title: Chairman & CEO
                                     ---------------------------------

                   [Signatures Continued on Following Pages]

                         Counterpart Signature Page to
                              First Amendment to
              Amended and Restated Registration Rights Agreement
(for attachment to First Amendment to Amended and Restated Registration Rights
                Agreement as executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name U. Bertram Ellis
                                         --------------------------
                              Signature /s/ U. Bertram Ellis
                                        ---------------------------

                              If Corporation, Partnership or Trust:

                              -------------------------------------
                              Print or Type Name of Entity

                              By:
                                 ----------------------------------

                              -------------------------------------
                              Print Name of Authorized Signatory

                              -------------------------------------
                              Print Title of Authorized Signatory


* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
                              First Amendment to
              Amended and Restated Registration Rights Agreement
(for attachment to First Amendment to Amended and Restated Registration Rights
                Agreement as executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name  Steve Floyd
                                          --------------------------
                              Signature   /s/ Steve Floyd
                                          --------------------------

                              If Corporation, Partnership or Trust:

                              -------------------------------------
                              Print or Type Name of Entity

                              By:
                                 ----------------------------------

                              -------------------------------------
                              Print Name of Authorized Signatory

                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
                              First Amendment to
              Amended and Restated Registration Rights Agreement
(for attachment to First Amendment to Amended and Restated Registration Rights
                Agreement as executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         --------------------------
                              Signature
                                         --------------------------

                              If Corporation, Partnership or Trust:

                              CB CAPITAL INVESTORS, L.P.
                              -------------------------------------
                              Print or Type Name of Entity

                              By: CHASE CAPITAL PARTNERS
                                  ----------------------------------
                                  its General Partner


                              By: /s/ Jeffrey C. Walker
                                  ----------------------------------

                                  Jeffrey C. Walker
                              -------------------------------------
                              Print Name of Authorized Signatory

                                  Managing Partner
                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
                              First Amendment to
              Amended and Restated Registration Rights Agreement
(for attachment to First Amendment to Amended and Restated Registration Rights
                Agreement as executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         --------------------------
                              Signature
                                         --------------------------

                              If Corporation, Partnership or Trust:

                                Greylock IX Limited Partnership
                              -------------------------------------
                              Print or Type Name of Entity

                              By: /s/ Henry F. McCance
                                  ----------------------------------

                                  Henry F. McCance
                              -------------------------------------
                              Print Name of Authorized Signatory

                                  General Partner
                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
                              First Amendment to
              Amended and Restated Registration Rights Agreement
(for attachment to First Amendment to Amended and Restated Registration Rights
                Agreement as executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         --------------------------
                              Signature
                                         --------------------------

                              If Corporation, Partnership or Trust:

                              Greystone Capital Partners I, L.P.
                              -------------------------------------
                              Print or Type Name of Entity

                              By: /s/ Thomas G. Rosencrants
                                 ----------------------------------
                                 Thomas G. Rosencrants
                              -------------------------------------
                              Print Name of Authorized Signatory

                              Chairman and CEO, Greystone Capital
                              Group, LLC, The General Partner
                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
                              First Amendment to
              Amended and Restated Registration Rights Agreement
(for attachment to First Amendment to Amended and Restated Registration Rights
                Agreement as executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         --------------------------
                              Signature
                                         --------------------------

                              If Corporation, Partnership or Trust:

                              Thomson U.S. Inc.
                              -------------------------------------
                              Print or Type Name of Entity

                              By: /s/ James R. Schurr
                                 ----------------------------------
                                  James R. Schurr
                              -------------------------------------
                              Print Name of Authorized Signatory

                              Vice President
                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
                              First Amendment to
              Amended and Restated Registration Rights Agreement
(for attachment to First Amendment to Amended and Restated Registration Rights
                Agreement as executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         --------------------------
                              Signature
                                         --------------------------

                              If Corporation, Partnership or Trust:

                              Kelso Investment Associates V, L.P.
                              -------------------------------------
                              Print or Type Name of Entity

                              By: /s/ Philip E. Berney
                                 ----------------------------------
                                  Philip E. Berney
                              -------------------------------------
                              Print Name of Authorized Signatory

                              General Partner of General Partner
                              (Kelso Partners V, L.P.)
                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
                              First Amendment to
              Amended and Restated Registration Rights Agreement
(for attachment to First Amendment to Amended and Restated Registration Rights
                Agreement as executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         --------------------------
                              Signature
                                         --------------------------

                              If Corporation, Partnership or Trust:

                              Kelso Equity Partners V, L.P.
                              -------------------------------------
                              Print or Type Name of Entity

                              By: /s/ Philip E. Berney
                                  ---------------------------------

                              Philip E. Berney
                              -------------------------------------
                              Print Name of Authorized Signatory

                              General Partner
                              -------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
                              First Amendment to
              Amended and Restated Registration Rights Agreement
(for attachment to First Amendment to Amended and Restated Registration Rights
                Agreement as executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name Philip E. Berney
                                         --------------------------

                              Signature /s/ Philip E. Berney
                                        ---------------------------

                              If Corporation, Partnership or Trust:

                              -------------------------------------
                              Print or Type Name of Entity

                              By:
                                 ----------------------------------

                              -------------------------------------
                              Print Name of Authorized Signatory

                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
                              First Amendment to
              Amended and Restated Registration Rights Agreement
(for attachment to First Amendment to Amended and Restated Registration Rights
                Agreement as executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         --------------------------
                              Signature
                                         --------------------------

                              If Corporation, Partnership or Trust:

                              Peter F. Schweinfurth Family Trust,
                              u/t/a dated 12-20-96
                              -------------------------------------
                              Print or Type Name of Entity

                              By: /s/ Thomas R. Wall IV
                                  ---------------------------------

                              Thomas R. Wall IV
                              -------------------------------------
                              Print Name of Authorized Signatory

                              Trustee
                              -------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
                              First Amendment to
              Amended and Restated Registration Rights Agreement
(for attachment to First Amendment to Amended and Restated Registration Rights
                Agreement as executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         ---------------------------------
                              Signature
                                         ---------------------------------

                              If Corporation, Partnership or Trust:

                              Frank T. Nickell  Retained Trust 1296-C-iXL,
                              u/t/a dated 12/20/96
                              --------------------------------------------
                              Print or Type Name of Entity

                              By: /s/ Thomas R. Wall, IV
                                  -----------------------------------------

                                  Thomas R. Wall, IV
                              --------------------------------------------
                              Print Name of Authorized Signatory

                                  Trustee
                              -------------------------------------
                              Print Title of Authorized Signatory



* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.

                         Counterpart Signature Page to
                              First Amendment to
              Amended and Restated Registration Rights Agreement
(for attachment to First Amendment to Amended and Restated Registration Rights
                Agreement as executed by iXL Enterprises, Inc.)

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

                              STOCKHOLDER*:

                              If Individual:

                              Print Name
                                         --------------------------
                              Signature
                                         --------------------------

                              If Corporation, Partnership or Trust:

                              Mellon Ventures II, L.P.
                              -------------------------------------
                              Print or Type Name of Entity

                              By: /s/ Jeff Anderson
                                  ---------------------------------

                              Jeff Anderson
                              -------------------------------------
                              Print Name of Authorized Signatory

                              Principal
                              -------------------------------------
                              Print Title of Authorized Signatory

* A separate counterpart signature page must be executed by each separate stockholder. The signature of the stockholder and the corresponding name should be exactly as it appears on the applicable stock certificate. When signing as attorney, executor, administrator, trustee or guardian, fill in the full title. If your securities are registered in the name of a corporation, sign the full corporate name, followed by the signature and title of the authorized signatory. If your securities are registered in the name of a partnership, sign the partnership name followed by the signature of the authorized signatory.